EXHIBIT 99.1


                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT

                  This AMENDMENT, dated as of September 3, 2002 (this "Amendment"), is between Instinet Group Incorporated, a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

                                    Recitals

                  WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement, dated as of May 15, 2001 (the "Rights Agreement");

                  WHEREAS, Island Holding Company, Inc., a Delaware corporation ("Island"), the Company and Instinet Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of June 9, 2002 (as it may be amended or supplemented from time to time, and including all exhibits and schedules thereto, the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Island (the "Merger");

                  WHEREAS, simultaneously with the execution of the Merger Agreement, the Company entered into (a) a Stockholders Agreement with Reuters Limited, Reuters C Corp., Reuters Holdings Switzerland SA, Edward Nicoll and the other stockholders of Island named therein (the "Stockholders Agreement"), (b) a Datek Stockholders Agreement with Reuters Limited and Datek Online Holdings Corp. (the "Datek Stockholders Agreement"), (c) a Company Voting Agreement with Island and the stockholders of Island named therein (the "Company Voting Agreement"), (d) a Datek Voting Agreement with Datek Online Holdings Corp. (the "Datek Voting Agreement"), (e) a Parent Voting Agreement with Reuters Limited, Reuters C Corp., Reuters Holdings Switzerland SA and Island (the "Parent Voting Agreement") and (f) an Amended and Restated Corporate Agreement with Reuters Limited (together with the Stockholders Agreement, the Datek Stockholders Agreement, the Company Voting Agreement, the Datek Voting Agreement and the Parent Voting Agreement, the "Related Agreements");

                  WHEREAS, the Board of Directors of the Company has approved the Merger Agreement, the Merger and each of the Related Agreements; and

                  WHEREAS, pursuant to Section 27 of the Rights Agreement, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Rights Agreement in accordance with the provisions of such section. All acts and things necessary to make this Amendment a valid agreement, enforceable in accordance with its terms, have been done and performed, and the execution and delivery of this Amendment by the Company has been in all respects duly authorized by the Company.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth in the Rights Agreement and herein, the parties hereto agree as follows:

                  1. Amendments of Section 1(a). (a) Section 1(a) of the Rights Agreement is amended to add the words "or more of the then outstanding shares of Common Stock" following the first use of the words "Beneficial Owner of 15%".

                  (b) Section 1(a) of the Rights Agreement is further amended to add the following sentence at the end thereof:

         "Notwithstanding anything in this Agreement to the contrary, none of the parties to the Agreement and Plan of Merger, dated as of June 9, 2002, among the Company, Instinet Merger Corporation and Island Holding Company, Inc. (as it may be amended or supplemented from time to time, and including all exhibits and schedules thereto, the "Island Merger Agreement") or any of the Related Agreements (as defined in the Island Merger Agreement and as the same may be amended or supplemented from time to time), nor any of their Affiliates and Associates, shall be deemed, individually or collectively, to be an Acquiring Person by virtue of (i) the approval, execution or delivery of the Island Merger Agreement or any of the Related Agreements, (ii) the consummation of the Merger (as defined in the Island Merger Agreement) or (iii) the consummation of any of the other transactions contemplated in the Island Merger Agreement and the Related Agreements; provided, however, that nothing contained in this sentence shall prevent any one or more parties to the Related Agreements, or any of their Affiliates and Associates, from being deemed an Acquiring Person as a result of the acquisition of additional Common Stock or the taking of any action not contemplated by the Island Merger Agreement and the Related Agreements."

                  2. Amendment to Section 7(a). Section 7(a) of the Rights Agreement is amended to replace the words "on May __, 2011" with the words "on May 15, 2011".

                  3. Amendment of Section 26. Section 26 of the Rights Agreement is amended to replace the words "Alan L. Beller" with the words "Yvette P. Teofan".

                  4. Amendment of Section 30. Section 30 of the Rights Agreement is amended to add the following sentence at the end thereof:

                  "Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedies or claims under this Agreement by virtue of (i) the approval, execution or delivery of the Island Merger Agreement or any of the Related Agreements, (ii) the consummation of the Merger, (iii) the consummation of any of the other transactions contemplated in the Island Merger Agreement and the Related Agreements or (iv) the public announcement of any of the foregoing."

                  5. Effectiveness. This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as expressly provided herein, the Rights Agreement is not being amended, modified or supplemented in any respect, and it remains in full force and effect.

                  6.  Miscellaneous.

                  (a) Except as otherwise expressly provided, or unless the context otherwise requires, capitalized terms used herein shall have the respective meanings assigned to them in the Rights Agreement.

                  (b) This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

                  (c) This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  (d) If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is the intent of the parties hereto to enforce the remainder of the terms, provisions, covenants and restrictions to the maximum extent permitted by law.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date and year first above written.



                                        INSTINET GROUP INCORPORATED



                                        By: /s/ Mark Nienstedt
                                           ----------------------------
                                        Name:  Mark Nienstedt
                                        Title: Chief Financial Officer



                                        MELLON INVESTOR SERVICES LLC,
                                        AS RIGHTS AGENT



                                        By: /s/ Deborah Bass
                                           -----------------------------
                                        Name:  Deborah Bass
                                        Title: Assistant Vice President